UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2026

Intuitive Machines, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40823	36-5056189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13467 Columbia Shuttle Street
Houston Texas 77059
(Address of Principal Executive Offices) (Zip Code)

(281) 520-3703

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 27, 2026 (the “Closing Date”), Intuitive Machines, Inc. (the “Company”), a Delaware corporation, completed the previously announced issuance and sale of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) at a price of $15.12 per share for an aggregate purchase price of $175 million to certain institutional investors or their affiliates (collectively, the “Investors”) led by global institutional investors pursuant to the terms of the Securities Purchase Agreement, dated as of February 25, 2026 (the “Purchase Agreement”). As contemplated by the Purchase Agreement, on the Closing Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with each of the Investors. The Registration Rights Agreement requires the Company to file a registration statement registering the shares of Common Stock issued to the Investors for resale no later than April 1, 2026. For a description of the terms of the Purchase Agreement and the Registration Rights Agreement, refer to the Company’s Current Report on Form 8-K, filed on February 25, 2026, which descriptions are incorporated herein by reference.

Such descriptions do not purport to be complete and, in the case of the Registration Rights Agreement, is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, the form of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Registration Rights Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE MACHINES, INC.

	By:	/s/ Peter McGrath
		Name:	Peter McGrath
		Title:	Chief Financial Officer and Senior Vice President

Date: February 27, 2026